Exhibit 99.4

NEITHER  THIS  SECURITY  NOR  THE  SECURITIES  INTO  WHICH  THIS SECURITY  IS  EXERCISABLE  HAVE  BEEN  REGISTERED  WITH  THE SECURITIES   AND   EXCHANGE   COMMISSION   OR   THE   SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR  IN  A  TRANSACTION  NOT  SUBJECT  TO,  THE  REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES  LAWS  AS  EVIDENCED  BY  A  LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.
November 30, 2016
ALPINE 4 TECHNOLOGIES LTD.
WARRANT TO PURCHASE 75,000 SHARES OF
 CLASS A COMMON STOCK
FOR VALUE RECEIVED, Alan Martin ("Warrant Holder"), is entitled to purchase, subject to the provisions of this Warrant (the "Warrant"), from ALPINE 4 TECHNOLOGIES LTD., a Delaware corporation ("Company"), at any time after the date hereof (the "Initial Exercise Date") and not later than 5:00 P.M., Mountain time, on the Expiration Date (as defined below), at an exercise price per share equal to $4.25 (the exercise price in effect being herein called the "Warrant Price"), up to 75,000 shares ("Warrant Shares") of the Company's Class A Common Stock ("Common Stock").  The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.
This Warrant is issued by the Company in connection with that certain Securities Purchase Agreement (the "SPA") between the Company, Horizon Well Testing, Inc. ("Horizon"), and the Warrant Holder of even date herewith relating to purchase by the Company of all of the Warrant Holder's interests in Horizon.
Section 1. Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., Mountain Time, on the third anniversary of the date hereof or, if such day is not a Business Day, on the next preceding Business Day (the "Expiration Date "), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein).
Section 2. Record Keeping.  The Company shall maintain books for the transfer and registration of the Warrant for purposes of the Company's books and records.  Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrant Holder on the Company's books and records.
Section 3. Transfers.  As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), or an exemption from such registration.  Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender hereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

Section 4. Exercise of Warrant.
(a) Subject to the provisions hereof, the Warrant Holder may exercise this Warrant, in whole or in part, at any time after the Initial Exercise Date and prior to the Expiration Date, upon surrender of the Warrant, together with delivery of a duly executed Warrant exercise form, in the form attached hereto as Appendix A (the "Notice of Exercise") and payment by cash, certified check or wire transfer of funds of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrant Holder).  The Warrant Shares so purchased shall be deemed to be issued to the Warrant Holder or the Warrant Holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or the date evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company has been provided to the Company), the Warrant Price shall have been paid and the completed Notice of Exercise shall have been delivered.  Certificates for the Warrant Shares so purchased shall be delivered to the Warrant Holder within a reasonable time after this Warrant shall have been so exercised.  The certificates so delivered shall be in such denominations as may be requested by the Warrant Holder and shall be registered in the name of the Warrant Holder or such other name as shall be designated by the Warrant Holder, as specified in the Notice of Exercise.  If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrant Holder a new Warrant representing the right to purchase the number of shares with respect to which this Warrant shall not then have been exercised.  As used herein, "business day" means a day, other than a Saturday or Sunday, on which banks in New York City, New York, are open for the general transaction of business.  Each exercise hereof shall constitute the re-affirmation by the Warrant Holder that the representations and warranties contained in the Subscription Agreement are true and correct in all material respects with respect to the Warrant Holder as of the time of such exercise.  Notwithstanding the foregoing, to effect the exercise of the Warrant hereunder, the Warrant Holder shall not be required to physically surrender this Warrant to the Company unless the entire Warrant is exercised.  The Warrant Holder and the Company shall maintain records showing the amount exercised and the dates of such exercise.  The Warrant Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provision of the paragraph, following exercise of a portion of the Warrant, the number of Warrant Shares of this Warrant may be less than the amount stated on the face hereof.
Section 5. Compliance with the Securities Act of 1933. This Warrant may only be exercised by the Warrant Holder if the Warrant Holder is an "accredited investor" as defined by Rule 501 of Regulation D.  The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant, and a similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.
Section 6. Payment of Taxes.  The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrant Holder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's reasonable satisfaction that such tax has been paid.  The Warrant Holder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 7. Mutilated or Missing Warrants.  In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon surrender and cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.
Section 8. Reservation of Common Stock.  At any time when this Warrant is exercisable, the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 8, out of the authorized and unissued shares of Common Stock, at least a number of shares of Common Stock equal to 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of this Warrant then outstanding.  The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.
Section 9. Adjustments.
(a) If the Company shall, at any time or from time to time while this Warrant is outstanding, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (i) the Warrant Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and (ii) the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the date on which such change shall become effective by a fraction, the numerator of which is shall be the Warrant Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Warrant Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above.  Such adjustments shall be made successively whenever any event listed above shall occur.
(b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrant Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrant Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Warrant Holder, at the last address of the Warrant Holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrant Holder may be entitled to purchase, and the other obligations under this Warrant.  The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

(c) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date.
(d) An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.
(e) In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrant Holder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.
(f) To the extent permitted by applicable law and the listing requirements of any stock market or exchange on which the Common Stock is then listed, the Company from time to time may decrease the Warrant Price by any amount for any period of time if the period is at least twenty (20) days, the decrease is irrevocable during the period and the Board shall have made a determination that such decrease would be in the best interests of the Company, which determination shall be conclusive provided however, that the Warrant Price may not be decreased below the Market Price on the date of the execution of the Subscription Agreement.  Whenever the Warrant Price is decreased pursuant to the preceding sentence, the Company shall provide written notice thereof to the Warrant Holder at least five (5) days prior to the date the decreased Warrant Price takes effect, and such notice shall state the decreased Warrant Price and the period during which it will be in effect.
Section 10. Fractional Interest.  The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant.  If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrant Holder an amount in cash equal to the Market Price (determined in accordance with Section 3(b)) of such fractional share of Common Stock on the date of exercise.

Section 11. Benefits.  Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrant Holder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.
Section 12. Notices to Warrant Holder.  Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrant Holder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Failure to give such notice to the Warrant Holder or any defect therein shall not affect the legality or validity of the subject adjustment.
Section 13. Identity of Transfer Agent.  The Transfer Agent for the Class A Common Stock is VStock Transfer, 18 Lafayette Place, Woodmere, NY 11598.  Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrant Holder a statement setting forth the name and address of such transfer agent.
Section 14. Notices.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given and received as hereinafter described (i) if given by personal delivery, then such notice shall be deemed received upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed received upon receipt of confirmation of complete transmittal, (iii) if given by certified mail return receipt requested, then such notice shall be deemed received upon the day such return receipt is signed, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier.  Copies of such notices shall also be transmitted by email to the email address provided for on the signature page of the Subscription Agreement.  All notices shall be addressed as follows: if to the Warrant Holder, at its address as set forth in the Company's books and records and, if to the Company, at the address as follows, or at such other address as the Warrant Holder or the Company may designate by ten days' advance written notice to the other:
If to the Company:

Alpine 4 Technologies Ltd.
4742 N. 24th Street Suite 300
Phoenix, AZ 85016
Attention:  Chief Financial Officer

With a copy to (which copy shall not constitute notice):

Kirton McConkie
50 E. South Temple, Suite 400
Salt Lake City, UT 84111
Attention:  C. Parkinson Lloyd, Esq.

Section 15. Successors.  All the covenants and provisions hereof by or for the benefit of the Warrant Holder shall bind and inure to the benefit of its respective successors and assigns hereunder.
Section 16. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Arizona, without reference to the choice of law provisions thereof.  The Company and, by accepting this Warrant, the Warrant Holder, each irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Maricopa County, Arizona, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant.  The Company and, by accepting this Warrant, the Warrant Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  The Company and, by accepting this Warrant, the Warrant Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANT HOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.
Section 17. Dispute Resolution.  In the case of a dispute as to the determination of the Market Price, the Company shall submit the disputed determinations via facsimile to the Warrant Holder.  If the Warrant Holder and the Company are unable to agree upon such determination of the Market Price within three business days of such disputed determination being submitted to the Warrant Holder, then the Company shall, within two business days, submit via facsimile the disputed determination of the Market Price to an independent, reputable investment bank selected by the Company and approved by the Warrant Holder.  The Company shall cause at its expense the investment bank to perform the determinations and notify the Company and the Warrant Holder of the results no later than ten business days from the time it receives the disputed determinations or calculations.  Such investment bank's determination shall be binding upon all parties absent demonstrable error.
Section 18. No Rights as Stockholder.  Prior to the exercise of this Warrant, the Warrant Holder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.
Section 19. Amendment; Waiver.  Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and the Warrant Holder.
Section 20. Remedies; Other Obligations; Breaches and Injunctive Relief.  The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Warrant Holder right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Warrant Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the Warrant Holder shall be entitled, in addition to all other available remedies, an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

Section 21. Section Headings.  The section headings in this Warrant are for the convenience of the Company and the Warrant Holder and in no way alter, modify, amend, limit or restrict the provisions hereof.
IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the 30th day of November, 2016.

ALPINE 4 TECHNOLOGIES LTD.

By:  /s/ Kent Wilson
Name: Kent B. Wilson
Title: Chief Executive Officer

APPENDIX A
ALPINE 4 TECHNOLOGIES LTD.
NOTICE OF EXERCISE FORM

To Alpine 4 Technologies Ltd.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Class A Common Stock ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name

Address

Federal Tax ID or Social Security No.

and delivered by certified mail to the above address, or electronically (provide DWAC Instructions):
_____________________________________
_____________________________________
_____________________________________
or other (specify):
_____________________________________
_____________________________________
_____________________________________

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrant Holder or the undersigned's Assignee as below indicated and delivered to the address stated below.
[signatures on following page]

Dated: ___________________, ____

Signature

Individual or Entity Name (and Title, if applicable)

Address

Federal Identification or Social Security No.

Note:  The signature must correspond with the name of the Warrant Holder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

Signature of Spouse/Partner (if applicable) Name (please print) Address Federal Identification or Social Security No. Assignee:

Appendix A
 Warrant Exercise Form